MANAGERS AMG FUNDS

TimesSquare
CAPITAL MANAGEMENT, LLC

PROSPECTUS
May 1, 2008
(As supplemented June 18, 2008)

PROVIDING ACCESS TO EXCELLENCE

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

P004-0508

managers
INVESTMENT GROUP LLC

2-7	SUMMARY OF THE FUND

Managers AMG TimesSquare Mid Cap Growth Fund

Summary of Principal Risks

Other Important Information about the Fund and its Investment Strategies and Risks

Fund Management

8-13	SHAREHOLDER GUIDE

Your Account

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information

14-15	FINANCIAL HIGHLIGHTS

Managers AMG TimesSquare Mid Cap Growth Fund

16	HOW TO CONTACT US

Managers Investment Group	1

SUMMARY OF THE FUND

FUND FACTS

Investment Style:

U.S. Mid-Cap Growth Equities

Benchmark:

Russell Midcap® Growth Index

Tickers:

Institutional Class: TMDIX

Premier Class: TMDPX

Investment Manager:

Managers Investment Group LLC

(the “Investment Manager”)

Subadvisor:

TimesSquare Capital Management, LLC

(“TimesSquare”)

The Russell Midcap® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

MANAGERS AMG TIMESSQUARE MID CAP GROWTH FUND

OBJECTIVE

The Fund’s investment objective is to achieve long-term capital appreciation.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of U.S. mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The term “mid-capitalization companies” refers to companies that, at the time of purchase, are within the range of capitalizations of companies in the Russell Midcap® Growth Index. As of December 31, 2007, the range of market capitalizations for the Russell Midcap® Growth Index was $537.6 million to $41.67 billion.

PRINCIPAL INVESTMENT STRATEGIES

TimesSquare, the Fund’s Subadvisor, seeks to outperform the Russell Midcap® Growth Index in a risk-controlled manner. TimesSquare applies fundamental investment research techniques when deciding which stocks to buy or sell. Typically, TimesSquare:

•

Uses a bottom-up, research-intensive approach to identify mid-capitalization growth companies that it believes have the greatest potential to achieve significant price appreciation over a 12 to 18 month horizon.

•	Sells all or part of the Fund’s holdings in a particular stock if:

—	The Company’s operating objectives are not met; or

—	Valuation is no longer attractive compared with TimesSquare’s expectations of long-term growth.

Although the investment strategies of TimesSquare do not ordinarily involve trading securities for short-term profits, TimesSquare may sell any security when it believes such sale is in the best interests of the Fund, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

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SUMMARY OF THE FUND

MANAGERS AMG TIMESSQUARE MID CAP GROWTH FUND

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to changing economic, political, or market conditions.

•

Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to mid-cap companies.

•	Diversifying equity investments that may primarily be held in larger-cap companies.

•	Seeking exposure to growth-oriented investments.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Ian Anthony Rosenthal

Managing Director and

Senior Portfolio Manager, CFA

Grant R. Babyak

Chief Executive Officer,

Managing Director, and

Senior Portfolio Manager

See “Fund Management” on page 7 for more information on the portfolio managers.

Managers Investment Group	3

SUMMARY OF THE FUND

MANAGERS AMG TIMESSQUARE MID CAP GROWTH FUND

PERFORMANCE SUMMARY

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns—Institutional Class

Best Quarter: 10.31% (1st Quarter 2006)

Worst Quarter: -4.26% (2nd Quarter 2006)

Average Annual Total Returns1 as of 12/31/07

Managers AMG TimesSquare Mid Cap Growth Fund	1 Year	Since Inception (3/4/05)
Institutional Class Return Before Taxes	10.11%	13.68%
Institutional Class Return After Taxes on Distributions	8.42%	12.82%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	7.15%	11.41%
Premier Class Return Before Taxes	9.87%	13.50%
Russell Midcap® Growth Index [2] (before taxes)	11.43%	11.68%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Institutional Class shares of the Fund. After tax returns for Premier Class shares will vary.

[2]

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe and includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

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SUMMARY OF THE FUND

MANAGERS AMG TIMESSQUARE MID CAP GROWTH FUND

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Institutional Class	Premier Class
Management Fee	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses[1,2]	0.08%	0.24%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[3,5]	1.09%	1.25%
Fee Waiver and Reimbursement[4]	0.00%	0.00%
Net Annual Fund Operating Expenses[5]	1.09%	1.25%

[1]	Other Expenses have been restated to give effect to reduced custodial fees, which took effect on July 1, 2007.
[2]

Other Expenses for the Premier Class shares includes payments the Fund makes to third parties who maintain omnibus accounts with the Fund. These payments, representing payments for shareholder recordkeeping services, may not exceed 0.20% of the Fund’s average daily net assets attributable to the Premier Class shares.

[3]

The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2007 in an amount less than the amounts shown above. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2007 for the Fund were 1.20% for the Premier Class and 1.04% for the Institutional Class.

[4]

The Investment Manager has contractually agreed, through May 1, 2009, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.19% and 1.39% of the average daily net assets of the Fund attributable to the Institutional Class shares and Premier Class shares, respectively, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to a contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s fee waiver and reimbursement.

[5]

The Total and Net Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$111	$347	$601	$1,329
Premier Class	$127	$397	$686	$1,511

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2009. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	5

SUMMARY OF THE FUND

SUMMARY OF PRINCIPAL RISKS

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

MARKET RISK

Market prices of securities held by the Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed-income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

MID-CAPITALIZATION STOCK RISK

The stocks of mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. The Fund, which invests in medium-capitalization companies, may underperform other stock funds (such as large-company stock funds) when stocks of medium-capitalization companies are out of favor.

SECTOR RISK

Companies that are in similar businesses may be similarly affected by particular economic or market events. As a result, the Fund’s performance could be more volatile than the performance of a fund that is more diversified across industries and sectors.

OTHER IMPORTANT INFORMATION ABOUT THE FUND AND ITS INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information dated May 1, 2008 (the “SAI”).

INVESTMENT OBJECTIVE

The Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

The Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s Web site at www.managersinvest.com.

6	Managers Investment Group

SUMMARY OF THE FUND

FUND MANAGEMENT

The Fund is a series of Managers AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisor to the Fund. Managers Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Fund’s distributor.

TimesSquare Capital Management, LLC (“TimesSquare”) has day-to-day responsibility for managing the Fund’s portfolio and has managed the Fund since its inception. TimesSquare, located at 1177 Avenue of the Americas, 39th Floor, New York, New York 10036, is a multi-asset class investment manager providing services to public and corporate funds, endowments and foundations, retirement plans, and other institutional accounts. As of December 31, 2007, TimesSquare managed approximately $11.1 billion in assets. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in TimesSquare.

The Fund is managed by a team of portfolio managers, analysts and other investment professionals at TimesSquare. Ian Anthony Rosenthal and Grant R. Babyak (the “Portfolio Managers”) serve as the portfolio managers jointly and primarily responsible for the day-to-day management and strategic oversight of the Fund’s investments.

Mr. Rosenthal has served as a co-manager of the Fund since its inception. He is a Managing Director and Senior Portfolio Manager of TimesSquare. Prior to joining TimesSquare in 2000, he served as a Senior Analyst at Fiduciary Trust Company International, which he joined in 1996. Mr. Babyak has served as co-manager of the Fund since its inception. Mr. Babyak is Chief Executive Officer, Managing Director, and Senior Portfolio Manager of TimesSquare with over 19 years of investment experience. Prior to joining TimesSquare in 2000, Mr. Babyak served as a Senior Vice President and as a portfolio manager of Fiduciary Trust Company International, for which he managed small-and medium-cap portfolios from 1996 to 2000.

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays TimesSquare all or a portion of this fee for its services as Subadvisor. Under its Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives compensation from the Subadvisor for its administrative services to the Fund pursuant to an administration agreement between the Investment Manager and the Subadvisor.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Fund’s SAI.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Fund between the Trust and the Investment Manager and the Subadvisory Agreement between the Investment Manager and the Subadvisor is available in the Fund’s Semi-Annual Report for the period ended June 30, 2007.

Managers Investment Group	7

SHAREHOLDER GUIDE

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Fund or to redeem out of the Fund. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value per share (the “NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, the Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

FAIR VALUE POLICY

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

8	Managers Investment Group

SHAREHOLDER GUIDE

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Fund, the policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Fund on an ongoing basis and will increase the cost of your investment.

The Investment Manager, the Subadvisor, and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

SHARE CLASSES

Investors may choose from two classes of shares of the Fund. The classes differ in the way they deal with Fund expenses. Four important considerations in choosing a share class are the amount you plan to invest, your investment objectives, the class’ expenses, and charges. We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.

INSTITUTIONAL CLASS SHARES

•	Have neither an up-front sales charge, nor a surrender charge (referred to as a contingent-deferred sales charge (CDSC)).

•

Have lower operating expenses than Premium Class shares. This means that an investment in Institutional Class shares will generally have higher annual returns than a comparable investment in Premium Class shares.

PREMIER CLASS SHARES

•	Have neither an up-front sales charge, nor a surrender charge (referred to as a contingent-deferred sales charge (CDSC)).

•	Have higher operating expenses than Institutional Class shares.

•	Have shareholder servicing fees deducted from the Fund’s assets of up to 20 basis points (0.20%).

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any time. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form.

PROCESSING ORDERS

If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

Managers Investment Group	9

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*…	If you wish to add shares to your account*…	If you wish to sell shares*,†…
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PFPC Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to Managers to: Managers c/o PFPC Inc. PO Box 9769 Providence, RI 02940-9769 (Include your account number and fund name on your check)

Write a letter of instruction containing:

•        Name of the Fund

•        Dollar amount or number of shares you wish to sell

•        Your name

•        Your account number

•        Signatures of all account owners

Mail your letter to:

Managers

c/o PFPC Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $3,000,000 for Institutional Class or $1,000,000 for Premier Class)

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Call us at 800.548.4539 for instructions	Instruct your bank to wire monies to: PNC Bank, N.A. Philadelphia, PA ABA #031000053 FFC to: 8614972935	Available if bank wire instructions are on file for your account
Managers Attn: Control Department FBO shareholder name, account number, and Fund name (Your bank may charge you a fee for this service; call 800.548.4539 if you have questions)

*	Please specify the share class you wish to purchase or sell when placing your order.
†	Redemptions of $3,000,000 and over for Institutional Class or $1,000,000 and over for Premier Class require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA).

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SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

	Institutional Class		Premier Class
	Initial Investment	Additional Investments	Initial Investment	Additional Investments
• Regular Accounts	$3,000,000	$100,000	$1,000,000	$10,000
• Individual Retirement Accounts	$3,000,000	$100,000	$1,000,000	$10,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $3,000,000 or more worth of shares for Institutional Class or $1,000,000 or more worth of shares for Premier Class, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Fund at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Fund may restrict or limit certain transactions including but not limited to the following examples:

•

Redeem your account if its value falls below $3,000,000 for the Institutional Class or $1,000,000 for the Premier Class due to redemptions you make but not until after the Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission (the “SEC”) restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 12.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing.” These activities may disrupt management of the Fund’s portfolio, increase the Fund’s expenses, and have a negative impact on the Fund’s performance. The Fund may be subject to additional risks of frequent trading activities because the securities in which the Fund invests tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, the Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s Transfer Agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the

Managers Investment Group	11

SHAREHOLDER GUIDE

Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and its shareholders. Transactions accepted by a financial intermediary that violate the Fund’s frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Fund for other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors.

•	The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 13.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the Prospectus of any fund that you are considering for an exchange. When you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at any time.

ACCOUNT STATEMENTS

The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from the Fund. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares and pays any income dividends and net capital gain distributions annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election any time by giving the Fund written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Fund mails correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

12	Managers Investment Group

SHAREHOLDER GUIDE

FEDERAL INCOME TAX INFORMATION

The following tax information is general and describes certain U.S. federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this Prospectus. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

Distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable to you as long-term capital gains.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distribution amounts attributable to an investment in the Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange, or redemption of your shares will be treated generally as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares. An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (SSN) or other taxpayer identification number (TIN);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Fund must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (the “IRS”) notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

Managers Investment Group	13

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal periods (or since inception). The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report, which is available upon request.

TimesSquare Mid Cap Growth Fund – Institutional Class	For the year ended December 31, 2007	For the year ended December 31, 2006	For the period ended December 31, 2005*
Net Asset Value, Beginning of Period	$12.79	$11.06	$10.00

Income from Investment Operations:
Net investment income	0.05	0.00 [3,6]	0.02
Net realized and unrealized gain on investments	1.25	1.92	1.10

Total from investment operations	1.30	1.92	1.12

Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.00)[6]	(0.02)
Net realized gain on investments	(0.79)	(0.19)	(0.04)

Total distribution to shareholders	(0.83)	(0.19)	(0.06)

Net Asset Value End of Period	$13.26	$12.79	$11.06

Total Return [1]	10.11%	17.39%	11.17%[4]

Ratio of net expenses to average net assets	1.03%	1.12%	1.18%[5]
Ratio of net investment income to average net assets [1]	0.35%	0.02%	0.70%[5]
Portfolio turnover	67%	49%	48%[4]
Net assets at end of period (000’s omitted)	$389,075	$205,290	$71,284

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.08%	1.16%	1.38%[5]
Ratio of net investment income (loss) to average net assets	0.30%	(0.02)%	0.50%[5]

*	Commencement of operations was March 4, 2005.
[1]	Total return and net investment income would have been lower had certain expenses not been reduced.
[2]	Ratio information assuming no reduction of Fund expenses.
[3]	Per share numbers have been calculated using average shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Rounds to less than 0.01 per share.

14	Managers Investment Group

FINANCIAL HIGHLIGHTS

TimesSquare Mid Cap Growth Fund – Premier Class	For the year ended December 31, 2007	For the year ended December 31, 2006	For the period ended December 31, 2005*
Net Asset Value, Beginning of Period	$12.76	$11.03	$10.00

Income from Investment Operations:
Net investment income (loss)	0.02	(0.01)[3]	0.01
Net realized and unrealized gain on investments	1.26	1.93	1.08

Total from investment operations	1.28	1.92	1.09

Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.00)[6]	(0.02)
Net realized gain on investments	(0.79)	(0.19)	(0.04)

Total distribution to shareholders	(0.81)	(0.19)	(0.06)

Net Asset Value End of Period	$13.23	$12.76	$11.03

Total Return [1]	9.95%[7]	17.44%	10.87%[4]

Ratio of net expenses to average net assets	1.19%	1.23%	1.34%[5]
Ratio of net investment income (loss) to average net assets [1]	0.17%	(0.06)%	0.28%[5]
Portfolio turnover	67%	49%	48%[4]
Net assets at end of period (000’s omitted)	$212,778	$106,329	$13,428

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.24%	1.27%	1.77%[5]
Ratio of net investment income (loss) to average net assets	0.12%	(0.11)%	(0.15)%[5]

*	Commencement of operations was March 4, 2005.
[1]	Total return and net investment income would have been lower had certain expenses not been reduced.
[2]	Ratio information assuming no reduction of Fund expenses.
[3]	Per share numbers have been calculated using average shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Rounds to less than 0.01 per share.
[7]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

Managers Investment Group	15

HOW TO CONTACT US

MANAGERS AMG TIMESSQUARE MID CAP GROWTH FUND

INVESTMENT MANAGER

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

203.299.3500 or 800.835.3879

SUBADVISOR

TimesSquare Capital Management, LLC

1177 Avenue of the Americas

39th Floor

New York, NY 10036

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

CUSTODIAN

The Bank of New York

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

TRANSFER AGENT

PFPC Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

16	Managers Investment Group

PRIVACY POLICY

We recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Fund). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

WHERE TO FIND ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information (the “SAI”), Annual Report, and Semi-Annual Report contain additional information about the Fund and its investments. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Fund:

•	By telephone:

800.835.3879

•	By mail:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at www.managersinvest.com

Information about the Fund, including the Fund’s current SAI and Annual and Semi-Annual reports, is on file with the Securities and Exchange Commission (the “SEC”). The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Fund are also available on the EDGAR database of the SEC’s Web site at http://www.sec. gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2008 Managers Investment Group LLC

Investment Company Act Registration Number 811-09521

www.managersinvest.com